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                                                                   EXHIBIT 10.19

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 11th day of June, 1998, by and between GADZOOKS, INC., a Texas corporation (the "Company"), and WELLS FARGO BANK (TEXAS), National Association (the "Bank").

                             PRELIMINARY STATEMENTS

         A. The Company and the Bank are parties to that certain Credit Agreement, dated January 30, 1997 (the "Credit Agreement"); and

         B. The Company and the Bank desire to amend the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement, as amended hereby) to, among other things, increase the amount of and extend the Line of Credit (as defined in the Credit Agreement) provided by the Bank to the Company from $10,000,000.00 to $20,000,000.00 as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         2.01 AMENDMENT TO SECTION 1.1(a). Effective as of the date hereof,
Section 1.1(a) of the Credit Agreement is hereby amended by deleting therefrom the (i) dollar amount "$10,000,000.00" and substituting therefor the dollar amount "$20,000,000.00", (ii) the date "June 5, 1998" and substituting therefor the date "June 5, 1999" and (iii) the last sentence thereof and substituting the following new sentence:

         "Borrower's obligations to repay the advances under this Line of Credit shall be evidenced by a First Amended and Restated Revolving Line of Credit Note substantially in the form of Exhibit A-1 to that certain First Amendment to Credit Agreement, dated as of June 11, 1998 ("Line of Credit Note"), all of the terms of which are hereby incorporated herein by reference."

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         2.02 AMENDMENT TO SECTION 1.1(b). Effective as of the date hereof,
Section 1.1(b) of the Credit Agreement is hereby amended by deleting therefrom the word "for" between the words "resulting" and "the sale" and substituting therefor the word "from."

         2.03 AMENDMENT TO SECTION 1.1(c). Effective as of the date hereof,
Section 1.1(c) of the Credit Agreement is hereby amended by deleting therefrom the (i) dollar amount "Ten Million Dollars ($10,000,000.00)" and substituting therefor the dollar amount "Twenty Million Dollars ($20,000,000.00)" and (ii) the date "May 2, 1998" and substituting therefor the date "May 2, 1999."

         2.04 AMENDMENT TO SECTION 1.2(c); FEE PAYMENT. Effective as of the date hereof, Section 1.2(c) of the Credit Agreement is hereby amended by deleting therefrom the non-refundable loan origination fee amount from "FIFTEEN THOUSAND DOLLARS ($15,000.00)" and substituting therefor the non-refundable loan origination fee amount of "TWENTY-SEVEN THOUSAND FOUR HUNDRED ($27,400.00)". Such fee shall be payable on the date hereof. Section 1.2(c) shall be further amended by deleting therefrom the date "March 15, 1999" and substituting therefor the date "June 11, 1998."

         2.05 AMENDMENT TO SECTION 1.2(d). Effective as of the date hereof,
Section 1.2 (d) of the Credit Agreement is hereby amended by deleting therefrom the phrase "Borrower shall pay to Bank a fee equal to one-half percent (.50%) per annum" and substituting therefor the phrase "Borrower shall pay to Bank a fee equal to thirty-five basis points (0.35%) per annum."

         2.06 AMENDMENT TO SECTION 2.5. Effective as of the date hereof, Section
2.5 of the Credit Agreement is hereby amended by deleting therefrom the date "September 28, 1996" and substituting therefor the date "May 2, 1998."

         2.07 AMENDMENT TO SECTION 3.1(b). Effective as of the date hereof,
Section 3.1 (b) of the Credit Agreement is hereby amended by adding the following last sentence:

         "The foregoing documents, the documents described in Section 3.2(b) below, and such other documents, instruments and agreements as may be executed and/or delivered in connection with this Credit Agreement, as the same may be amended, modified, extended, renewed or supplemented from time to time, shall be called the `Loan Documents'."

         2.08 AMENDMENT TO ADD NEW SECTION 3.3. Effective as of the date hereof, the Credit Agreement is hereby amended by adding the following new Section 3.3:

                  "SECTION 3.3. Subsidiary Guaranty. So long as an obligation exists under this Agreement, the Line of Credit Note or any other Loan Document, Borrower will cause any now or hereafter existing Subsidiary (as defined in Section 4.10 of this Agreement) promptly (upon becoming a Subsidiary) to execute and deliver to Bank an unconditional guaranty of such obligations of Borrower in form and substance satisfactory to Bank."


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         2.09 AMENDMENT TO SECTION 4.3(c). Effective as of the date hereof,
Section 4.3(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(c) not later than 30 days after the end of each of the first eleven months in Borrower's fiscal year; and within 45 days after the end of the twelfth month of such fiscal year, a financial statement of Borrower, prepared by Borrower in accordance with Borrower's customary or historical methods of accounting for such statements;"

         2.10 AMENDMENT TO SECTION 4.3(e). Effective as of the date hereof,
Section 4.3(e) of the Credit Agreement is deleted in its entirety.

         2.11 AMENDMENT TO SECTION 4.9(a). Effective as of the date hereof,
Section 4.9 (a) of the Credit Agreement is hereby deleted in its entirety.

         2.12 AMENDMENT TO SECTION 4.9(b). Effective as of the date hereof,
Section 4.9(b) of the Credit Agreement is hereby amended by deleting therefrom the dollar amount "15,000,000.00" and substituting therefor the dollar amount "$25,000,000.00."

         2.13 AMENDMENT TO SECTION 4.9(c). Effective as of the date hereof,
Section 4.9(c) of the Credit Agreement is deleted and amended and restated in its entirety to read as follows:

                  "(c) Tangible Net Worth not at any time less than $55,000,000.00."

         2.14 AMENDMENT TO SECTION 4.9(g). Effective as of the date hereof,
Section 4.9(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(g) Maintain a ratio of (i) an amount equal to the sum of (A) the face amount of all outstanding Letters of Credit, plus (B) the indebtedness under the Line of Credit Note to (ii) total inventory of the Company, of not more than sixty-five (65%) throughout the term hereof."

         2.15 AMENDMENT TO SECTION 4.10. Effective as of the date hereof, of
Section 4.10 the Credit Agreement is hereby amended by (a) deleting the word "or" after the words "to any Plan"; and (b) inserting after the word "property" at the end thereof, the following clause:

         "or (e) the existence, now or hereafter, by formation, acquisition or otherwise, of any subsidiary of Borrower or of any subsidiary thereof (each a `Subsidiary')."

         2.16 AMENDMENT TO ARTICLE V. Effective as of the date hereof, of the first paragraph of Article V (Negative Covenants) of the Credit Agreement is hereby amended by replacing the words "Borrower will not without Bank's prior written consent" with the words "Borrower will not, and will not permit any Subsidiary to, without Bank's prior written consent."


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         2.17 AMENDMENT OF SECTION 7.11. Effective as of the date hereof, the last paragraph of Section 7.11 shall be amended and restated in its entirety to read as follows:

                  "7.11 Nonapplicability of Chapter 346; Selection of Optional Interest Rate Ceilings. Borrower and Lender hereby agree that, except for Section 346.004 thereof, the provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Code Annotated), as amended from time to time (as amended, the "Texas Finance Code") shall not apply to this Agreement or any of the other Financing Agreements. To the extent that any of the optional interest rate ceilings provided in Chapter 303 of the Texas Finance Code may be available for application to any loan(s) or extension(s) of credit under this Agreement for the purpose of determining the maximum allowable interest hereunder pursuant to the Texas Finance Code, the applicable "weekly ceiling" (as such term is defined in Chapter 303 of the Texas Finance Code) from time to time in effect shall be used to the extent that it is so available."

         2.18 AMENDMENT TO ADD NEW SECTION 7.15. Effective as of the date hereof, the Credit Agreement is hereby amended by adding the following new
Section 7.15:

                  7.15 Waiver Of Consumer Rights. BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT,
         SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.


                                   ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

                  (a) The Bank shall have received the following documents, each in form and substance satisfactory to the Bank and its legal counsel:

                  (i)      this Amendment duly executed by the Company;


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                  (ii)     the First Amended and Restated Revolving Line of
                           Credit Note, in the form of Exhibit A-1 attached hereto, duly executed by the Company;

                  (iii) a Company General Certificate certified by the Secretary of the Company acknowledging that (A) the Company's Board of Directors has by unanimous written consent adopted resolutions which authorize the execution, delivery and performance by the Company of this Amendment and all other Loan Documents to which the Company is or will be a party to, and (B) the names of the officers of the Company authorized to sign this Amendment and all other Loan Documents to which the Company is or will be a party to, together with specimen signatures of such officers; and

                  (iv) the payment of the fee referred to in Section 2.04 above.

                  (b) The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) No default or Event of Default shall have occurred and be continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel.

                                   ARTICLE IV
                                    NO WAIVER

         4.01 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Company and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Company of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Company and the Bank.


                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed


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and shall continue in full force and effect. The Company and the Bank agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Articles of Incorporation or Bylaws of the Company; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; (d) the Company is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (e) the Company has not amended its Articles of Incorporation or its Bylaws since the date of the Credit Agreement.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

         6.02 REFERENCE TO CREDIT AGREEMENT. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the credit Agreement as amended hereby.

         6.03 EXPENSES OF THE BANK. The Company agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with any and all amendments, modifications, and supplements to the Loan Documents, including, without limitation, the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Bank's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

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Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Bank and the Company and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE COMPANY AND THE BANK.

         6.11 RELEASE. THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK. THE COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,


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SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN
EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE AGAINST THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE BANK TO THE COMPANY UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


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         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                    COMPANY:

                                    GADZOOKS, INC.


                                    By: /s/ MONTY R. STANDIFER
                                       ----------------------------------
                                       Monty R. Standifer,
                                       Senior Vice President, Chief Financial
                                       Officer, Treasurer and Secretary


                                    BANK:

                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION


                                    By: /s/ LISA M. AUTRY
                                       ----------------------------------
                                       Lisa M. Autry
                                       Vice President



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